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                                  EXHIBIT 99.1

       CERTIFICATION UNDER SECTION 906 of the SARBANES-OXLEY ACT OF 2002
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I,  Joseph A. Turek,  Chief  Executive  Officer of M-Wave,  Inc.  (the
"Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:  March 31, 2003                         /s/ Joseph A. Turek
                                               ---------------------------------
                                                   JOSEPH A. TUREK
                                                   CHIEF EXECUTIVE OFFICER